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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported) March 2, 2006

              CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of December 29, 2005, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2005-K).

                                   CWHEQ, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-126790-10             87-0698310
----------------------------      -------------         ------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)


         4500 Park Granada
       Calabasas, California                          91302
      ------------------------                     ----------
       (Address of Principal                       (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01. Other Events.
----       ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

      CWHEQ, Inc. (the "Company"), as Purchaser, Countrywide Home Loans, Inc. ("CHL"), as Seller, and Park Monaco Inc. ("Park Monaco"), as a seller, entered into a Purchase Agreement, dated as of December 29, 2005 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

         This amendment on Form 8-K/A amends and supercedes in part the Form 8-K of CWHEQ, Inc. previously filed on January 30, 2006 (accession no. 0000905148-06-000879). The purpose of this amendment on Form 8-K/A is to correct and replace in its entirety the previously filed Exhibit 99.2 with the Mortgage Loan Purchase Agreement annexed hereto as Exhibit 99.2.




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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2005 and the Prospectus Supplement dated December 27, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-K (the "Prospectus").

Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

      Information And Exhibits.
      -------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.2 The Purchase Agreement, dated as of December 29, 2005, by and between the Company, CHL and Park Monaco.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWHEQ, INC.






                                          By: /s/ Leon Daniels, Jr.
                                             -------------------------
                                             Name:  Leon Daniels, Jr.
                                             Title: Vice President


Dated: March 6, 2006



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

EXHIBIT INDEX
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Exhibit           Description
-------           -----------

99.2 The Purchase Agreement, dated as of December 29, 2005, by and between the Company and CHL.



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